                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 14, 1996


                            FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)


             DELAWARE                                     0-27082                                  52-1579474
   (State or Other Jurisdiction                         (Commission                              (I.R.S. Employer
         of Incorporation)                              File Number)                             Identification No.)



                        3810 CONCORDE PARKWAY, SUITE 100
                           CHANTILLY, VIRGINIA  20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (703) 803-3260

  ITEM 5.        OTHER EVENTS.

        On November 14, 1996, Fuisz Technologies Ltd., (the "Company") announced that its Board of Directors had authorized the repurchase of up to 1,000,000 shares of its Common Stock, par value $.01, in public or private transactions. The repurchased shares will be made available to satisfy the Company's obligations to issue shares of Common Stock under options and other employee benefit plan arrangements currently outstanding or authorized in the future. A copy of the press release issued by the Company is attached as an exhibit hereto.

        On December 17, 1996, the Company announced the appointment of Kenneth
W. McVey to the Board of Directors of the Company and to the positions of President and Chief Executive Officer of Fuisz International Ltd., a subsidiary of the Company. A copy of the press release issued by the Company is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibit.

                  99.1    Press Release dated November 14, 1996.

                  99.2    Press Release dated December 17, 1996.

                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FUISZ TECHNOLOGIES LTD.


 Dated: December 23, 1996
                                                 By: /s/ Patrick D. Scrivens
                                                    ----------------------------
                                                    Patrick D. Scrivens
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT LIST

 Exhibit No.       Description                                                 Sequentially Numbered
                                                                                     Page


 99.1              Press Release dated November 14, 1996

 99.2              Press Release dated December 17, 1996